Shareholders' Equity	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Shareholders' Equity	Shareholders’ Equity
Upon closing of the Transactions on July 21, 2021, as discussed in Note 1, Description of Organization and Merger Transaction, the Company’s capital stock consists of (i) issued and outstanding Class A Common Stock of the Company, par value $0.0001 per share, as a result of the automatic conversion of ADAC Class A ordinary shares on a one-for-one basis, (ii) issued and outstanding 15,000,000 shares of Class A Common Stock of the Company at $10.00 per share to PIPE investors, pursuant to the Transaction Agreement, and (iii) issued and outstanding Class B Common Stock, par value $0.0001 per share, issued to the MarketWise Members.
In connection with the 2021 Incentive Award Plan, we issued 309,500 shares net of 109,127 shares withheld to pay taxes.
The table set forth below reflects information about the Company’s equity, as of December 31, 2021. The 3,051,000 Sponsor Earn Out shares held in escrow and the 2,000,000 Management Earn Out shares are considered contingently issuable shares and therefore excluded from the number of Class A Common Stock issued and outstanding in the table below.

	Authorized	Issued	Outstanding
Common Stock - Class A	950,000,000	24,718,402	24,718,402
Common Stock - Class B	300,000,000	291,092,303	291,092,303
Preferred Stock	100,000,000	—	—
Total	1,350,000,000	315,810,705	315,810,705
Each share of Class A and Class B Common stock entitles the holder one vote per share. Only holders of Class A Common Stock have the right to receive dividend distributions. In the event of liquidation, dissolution or winding up of the affairs of the Company, only holders of Class A Common Stock have the right to receive liquidation proceeds, while the holders of Class B Common Stock are entitled to only the par value of their shares. Class B Common Stock can be issued only to MarketWise Members, their respective successors and permitted transferees. Our board of directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock.
On November 4, 2021, our Board of Directors authorized the repurchase of up to $35.0 million in aggregate of shares of the Company’s Class A common stock, with the authorization to expire on November 3, 2023. During the year ended December 31, 2021, we repurchased 500,270 shares totaling $3,335 in the aggregate.
Stock repurchases under this program will be made from time to time, on the open market, in privately negotiated transactions, or by other methods, at the discretion of the management of the Company and in accordance with the limitations set forth in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, and other applicable legal requirements. The timing of the repurchases will depend on market conditions and other requirements. The Company currently anticipates the share repurchase program will extend over a two-year period, or such shorter period if $35.0 million in aggregate of shares have been repurchased. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be extended, modified, suspended, or discontinued at any time. For each share of Class A common stock the Company repurchases under the share repurchase program, MarketWise, LLC, the Company’s direct subsidiary, will redeem one common unit of MarketWise, LLC held by the Company, decreasing the percentage ownership of MarketWise, LLC by the Company and relatively increasing the ownership by the other unitholders.